Exhibit 10.5(iii)


THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD OR TRANSFERRED FOR VALUE, DIRECTLY OR INDIRECTLY, IN THE ABSENCE OF SUCH REGISTRATION UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE LAWS, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE REASONABLE SATISFACTION OF UNITED HERITAGE CORPORATION.


                           UNITED HERITAGE CORPORATION

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK


Date of Issuance: October 7, 2005                            Certificate No. W-3

      FOR VALUE RECEIVED, United Heritage Corporation, a Utah corporation (the "Company"), hereby grants to LOTHIAN OIL INC. or its registered assigns (the "Registered Holder") the right to purchase from the Company TWO MILLION EIGHT HUNDRED SIXTY THOUSAND (2,860,000) shares of Warrant Stock at a price per share of $1.25 (as adjusted from rime to time hereunder, the "Exercise Price"). This Warrant is issued pursuant to the terms of that certain Securities Purchase Agreement, dated of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Purchase Agreement"). Certain capitalized terms used herein are defined in Section 3 hereof. The amount and kind of securities obtainable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

      This Warrant is subject to the following provisions:

Section 1.  Exercise of Warrant.

            1A. Exercise Period. Subject to paragraph lB hereof, the Registered Holder may exercise, in whole or in part (but not as to a fractional share of Warrant Stock), the purchase rights represented by this Warrant at any time and from time to time after the Date of Issuance to and including the fifth anniversary of the Date of Issuance (the "Exercise Period").


            1B. Exercise Procedure.

            (i) This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the "Exercise Time")

            (a) a completed Exercise Agreement, as described in paragraph lC below, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");

            (b) this Warrant; and

            (c) either (1) a check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Warrant Stock being purchased upon such exercise (the "Aggregate Exercise Price"), (2) the surrender to the Company of debt or equity securities of the Company or any of its wholly-owned Subsidiaries having a Market Price equal to the Aggregate Exercise Price of the Warrant Stock being purchased upon such exercise (provided that for purposes of this subparagraph, the Market Price of any note or other debt security or any preferred stock shall be deemed to be equal to the aggregate outstanding principal amount or liquidation value thereof plus all accrued and unpaid interest thereon or accrued or declared and unpaid dividends thereon) or (3) a written notice to the Company that the Purchaser is exercising the Warrant (or a portion thereof) by authorizing the Company to withhold from issuance a number of shares of Warrant Stock issuable upon such exercise of the Warrant which when multiplied by the Market Price of the Warrant Stock is equal to the Aggregate Exercise Price (and such withheld shares shall no longer be issuable under this Warrant).

            (ii) Certificates for shares of Warrant Stock purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within five business days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall, within such five-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.


            (iii) The Warrant Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the record holder of such Warrant Stock at the Exercise Time.

            (iv) The issuance of certificates for shares of Warrant Stock upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Warrant Stock. Each share of Warrant Stock issuable upon exercise of this Warrant shall, upon payment of the Exercise Price therefor, be fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

            (v) The Company shall not close its books against the transfer of this Warrant or of any share of Warrant Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Warrant Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

            (vi) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the exercise of this Warrant, such number of shares of Warrant Stock issuable upon the exercise of this Warrant. The Company shall take all such actions as may be necessary to assure that all such shares of Warrant Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Warrant Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company shall not take any action which would cause the number of authorized but unissued shares of Warrant Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of this Warrant.

            1C. Exercise Agreement. Upon any exercise of this Warrant, the Exercise Agreement shall be substantially in the form set forth in Annex I hereto, except that if the shares of Warrant Stock are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the Person to whom the certificates for the shares of Warrant Stock are to be issued, and if the number of shares of Warrant Stock to be issued does not include all the shares of Warrant Stock purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. Such Exercise Agreement shall be dated the actual date of execution thereof.

            1D. Fractional Shares. If a fractional share of Warrant Stock would, but for the provisions of paragraph 1A, be issuable upon exercise of the rights represented by this Warrant, the Company shall, within five business days after the date of the Exercise Time, deliver to the Purchaser a check payable to the Purchaser in lieu of such fractional share in an amount equal to the difference between the Market Price of such fractional share as of the date of the Exercise Time and the Exercise Price of such fractional share.


            1E. Restrictive Legend. Unless registered under the Securities Act of 1933, as amended (the "Act"), each certificate for Warrant Stock purchased upon exercise of this Warrant shall bear a legend as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR APPLICABLE STATE LAW AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES, OR DELIVERY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION OR OTHERWISE IN COMPLIANCE WITH THE ACT AND APPLICABLE STATE LAW.

            Section 2. Adjustment of Exercise Price and Number of Shares. The Exercise Price shall be subject to adjustment from time to time as provided in this Section 2, and the number of shares of Warrant Stock obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 2.

            2A. Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Warrant Stock obtainable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Warrant Stock obtainable upon exercise of this Warrant shall be proportionately decreased.

            2B. Notices. Promptly following any adjustment of the Exercise Price, the Company shall give written notice thereof to the Registered Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

            Section 3. Definitions. The following terms have meanings set forth below:


            "Common Stock" means, collectively, the Company's Common Stock and any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

            "Market Price" means as to any security the average of the closing prices of such security's sales on all domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day; provided that if such security is listed on any domestic securities exchange the term "business days" as used in this sentence means business days on which such exchange is open for trading. If at any time such security is not listed on any domestic securities exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the "Market Price" shall be the fair value thereof determined jointly by the Company and the Registered Holders; provided that if such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser selected by the Company and approved by the Registered Holder (such approval not to be unreasonably withheld). The determination of such appraiser shall be final and binding on the Company and the Registered Holder, and the fees and expenses of such appraiser shall be paid by the Company.

            "Person" means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

            "Warrant Stock" means the Company's Common Stock, par value $0.001 per share.

            Other capitalized terms used in this Warrant but not defined herein shall have the meanings set forth in the Purchase Agreement.

            Section 4. Registration Rights.

            4A. "Piggy-Back" Registration. The Registered Holder of this Warrant shall have the right to include all or any portion of this Warrant requested by the Registered Holder and all of the securities underlying such Warrant, including the Warrant Stock underlying this Warrant (collectively, the "Registrable Securities"), as part of any registration statement proposed to be filed by the Company with the Securities and Exchange Commission for the purpose of registering any of its Common Stock for its own or its officers', directors', or shareholders' accounts under the Act for a public offering for cash(other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Act or pursuant to Form S-8); provided that this Warrant has been exercised, or is exercisable prior to the closing of such registration.

            4B. Terms. The Company shall bear all fees and expenses attendant upon registering the Registrable Securities, but the Registered Holder shall pay any and all underwriting commissions and the expenses of any legal counsel selected by the Registered Holder to represent it in connection with the sale of the Registrable Securities. In the event of such a proposed registration, the Company shall furnish the Registered Holder of outstanding Registrable Securities with not less than forty-five (45) days' written notice thereof prior to the proposed date of filing of such registration statement. Such notice to the Registered Holder shall continue to be given for each registration statement filed by the Company until such time as all of the Registrable Securities have been registered. The Registered Holder of the Registrable Securities shall exercise the "piggy-back" rights provided for herein by giving written notice, within thirty (30) days of the receipt of the Company's notice of its intention to file a registration statement. The Company shall have the absolute right to withdraw or cease to prepare or file any registration statement for any offering referred to in this Section 5 without any obligation or liability to any Registered Holder.

            4C. Reduction in Registration Rights. Notwithstanding 5B above, if any managing underwriter of the securities being offered pursuant to any registration statement under this Section 4 advises the Company in writing that, in its opinion, the number of shares to be sold by persons other than the Company would materially and adversely affect such offering, or the timing thereof, then the Company shall reduce, pro rata (based upon the number of shares requested to be included by the Company's officers', directors', shareholders' and all other securities sought to be registered pursuant to the exercise of contractual rights comparable to the rights granted in this Section
5) the number of Registrable Securities to a number deemed satisfactory by such managing underwriter.

            4D. Lock-up. Further in the event that any managing underwriter of the securities being offered pursuant to any registration statement under this
Section 5 requires, as a condition of including for registration shares belonging to the Company's officers, directors, shareholders, that such officers, directors and shareholders agree to delay the offering and sale of such registered securities for a period of time (the "Lock-Up Period"), the Registered Holder hereof shall agree to such Lock-Up Period, provided that such Lock-Up be on the same terms and conditions as that of the Company's officers, directors and other shareholders.

            4E. Limitations. Each Registered Holder shall be entitled to have its Registrable Securities included in up to three (3) piggy-back registrations pursuant to this Section 5, provided that, if all of the Registrable Securities are not registered due to the provisions of Section 5C hereof, then the limitations contained herein shall not be effective.

            4F. Indemnification.

            (i) In the event of any registration of any of the Registered Holder's Registrable Securities under this Section 5, the Company shall indemnify and hold harmless the Registered Holder, the Registered Holder's directors, officers, and each entity or person controlling Registered Holder within the meaning of Section 15 of the Securities Act, if any, with respect to which such registration, qualification or compliance has been effected pursuant to this Section 5, and each underwriter, if any, and each entity or person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by Company of any rule or regulation promulgated under the Securities Act applicable to Company and relating to action or inaction required of Company in connection with any such Registration, qualification or compliance, and shall reimburse Registered Holder, each of Registered Holder's directors, officers, employees and agents, and each entity or person controlling Registered Holder, each such underwriter and each entity or person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that Company shall not be liable to Registered Holder or an underwriter in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based solely on any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to Company by an instrument duly executed by Registered Holder or an underwriter and stated to be specifically for use therein.

            (ii) Registered Holder shall, if Registrable Securities are included in the securities as to which a Registration, qualification or compliance has been effected pursuant to this Section 5, indemnify Company, each of its directors and officers, each underwriter, if any, of Company's securities covered by such registration, qualification or compliance, each entity or person who controls Company or such underwriter within the meaning of Section 15 of the Securities Act, and each of its directors, officers, employees and agents, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such Registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, or any violation by Company of any rule or regulation promulgated under the Securities Act applicable to Company in connection with any such Registration, qualification, or compliance, and shall reimburse Company, such directors, officers, employees, agents, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to Company by an instrument duly executed by Registered Holder and stated to be specifically for use therein; provided, however, that Registered Holder's obligations hereunder shall be limited to an amount equal to the proceeds Registered Holder received for Shares sold as contemplated herein.

            (iii) Each party entitled to indemnification under this section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at its own expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this section unless such failure resulted in actual detriment to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party a release from all liability in respect of such claim or litigation.

            (iv) If the indemnification provided for in this section is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

            Section 5. No Voting Rights; Limitations of Liability. Except as otherwise set forth in this Warrant, this Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Warrant Stock, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such holder for the Exercise Price of Warrant Stock acquirable by exercise hereof or as a stockholder of the Company.

            Section 6. Transfers, etc. Subject to the transfer conditions referred to in the legend endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Annex II hereto) at the principal office of the Company.

            Section 7. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the "Date of Issuance" hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."

            Section 8. Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost; stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

            Section 9. Notices. Except as otherwise expressly provided herein, all notices referred to in this Warrant shall be in writing and shall be delivered personally or sent by reputable overnight courier service (charges prepaid) and shall be deemed to have been given when so delivered or sent (i) to the Company, at its principal executive offices and (ii) to the Registered Holder of this Warrant, at such holder's address as it appears in the records of the Company (unless otherwise indicated by any such holder).

            Section 10. Amendment and Waiver. Except as otherwise provided herein, the provisions of this Warrant may be amended by the Company in any manner that does not adversely affect the right of the Registered Holder. The provisions of this Warrant may also be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holder.

            Section 11. Descriptive Headings; Governing Law. THE CORPORATE LAW OF THE COMPANY'S STATE OF INCORPORATION SHALL GOVERN ALL ISSUES AND QUESTIONS CONCERNING THE RELATIVE RIGHTS AND OBLIGATIONS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF TEXAS OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION OTHER THAN THE STATE OF TEXAS.

                                     * * * *

                    BALANCE OF PAGE INTENTIONALLY LEFT BLANK

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated the Date of Issuance hereof.


                                         UNITED HERITAGE CORPORATION


                                         By
                                           ------------------------------------

                                         Its
                                            -----------------------------------

Attest:


----------------------------------------
              Secretary

                                                                         ANNEX I

                               EXERCISE AGREEMENT


To: UNITED HERITAGE CORPORATION

                                                    Dated:
                                                          ----------------------

The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-___, hereby agrees to subscribe for the purchase of _______________ shares of the Warrant Stock covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant as follows:

CHECK ONE:

|_| By check (enclosed herewith) payable to the order of the Company in the amount of $______________, such sum being the amount equal to the product of the Exercise Price multiplied by the number of shares of Warrant Stock being purchased upon such exercise (the "Aggregate Exercise Price").

|_| By the surrender to the Company of equity securities of the Company or any of its wholly-owned Subsidiaries (enclosed herewith) having a Market Price equal to the Aggregate Exercise Price of the Warrant Stock being purchased upon such exercise, plus a check payable to the order of the Company in such sum, if any, required (i) to complete the full Aggregate Exercise Price.

|_| By advising the Company hereby that the undersigned is exercising the Warrant (or a portion thereof) and hereby authorizing the Company to withhold from issuance a number of shares of Warrant Stock issuable upon such exercise of the Warrant which when multiplied by the Market Price of the Warrant Stock is equal to the Aggregate Exercise Price (and such withheld shares shall no longer be issuable under this Warrant).

                                         Registered Holder:
                                                           ---------------------
                                         Signature:
                                                   -----------------------------
                                         Title:
                                               ---------------------------------
                                         Address:
                                                 -------------------------------

                                         ---------------------------------------

                                         ---------------------------------------
                                         SSN/EIN:
                                                 -------------------------------

                                                                        ANNEX II


                                   ASSIGNMENT

FOR VALUE RECEIVED,________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-___) with respect to the number of shares of the Warrant Stock covered thereby set forth below, unto:

-------------------------------------------------------------------------------
|ASSIGNEE                | ADDRESS              |   NUMBER OF SHARES          |
|------------------------|----------------------|-----------------------------|
|                        |                      |                             |
|                        |                      |                             |
|                        |                      |                             |
|------------------------|----------------------|-----------------------------|
|                        |                      |                             |
|                        |                      |                             |
|                        |                      |                             |
|                        |                      |                             |
-------------------------------------------------------------------------------


Dated:                                   Signature

                                         ---------------------------------------

                                         ---------------------------------------

                                         Witness

                                         ---------------------------------------